Exhibit 10.29
Execution Copy
AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
     This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT, is made as of January 30, 2009 (this “Amendment”), to the Note Purchase Agreement (defined below), by RENDEZVOUS FUNDING I, a statutory trust duly organized under the laws of the State of Delaware, as the trust (the “Trust”), SALLIE MAE, INC., a Delaware corporation, as administrator (the “Administrator”), THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, as the eligible lender trustee (the “Eligible Lender Trustee”), the CONDUIT LENDERS, the ALTERNATE LENDERS, JPMORGAN CHASE BANK, N.A., a national banking association, BANK OF AMERICA, N.A., a national banking association, BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, THE ROYAL BANK OF SCOTLAND PLC, a bank organized under the laws of Scotland, DEUTSCHE BANK AG, NEW YORK BRANCH, a German banking corporation acting through its New York Branch, CREDIT SUISSE, NEW YORK BRANCH, the New York branch of a Swiss banking corporation, and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, a German bank, each as agent on behalf of its related Conduit Lenders, Alternate Lenders and Program Support Providers (collectively, the “Managing Agents”), and BANK OF AMERICA, N.A., as the administrative agent for the Conduit Lenders, Alternate Lenders and Managing Agents (in such capacity, the “Administrative Agent”). Capitalized terms, unless otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement.
W I T N E S S E T H
     WHEREAS, the Trust, the Administrator, the Eligible Lender Trustee, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as lead arrangers, Barclays Bank PLC, the Royal Bank of Scotland PLC and Deutsche Bank Securities Inc., as co-lead arrangers, Credit Suisse, New York Branch, as arranger, the Conduit Lenders, the Alternate Lenders, the Managing Agents, the Administrative Agent and JPMorgan Chase Bank, N.A., as syndication agent, are parties to that certain Note Purchase and Security Agreement, dated as of February 29, 2008 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Purchase Agreement”) and the parties hereto wish to amend the Note Purchase Agreement as set forth below;
     WHEREAS, this Amendment is being executed and delivered pursuant to and in accordance with Section 10.01 of the Note Purchase Agreement; and
     NOW, THEREFORE, in consideration of the Premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

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ARTICLE I.
AMENDMENTS
     SECTION 1.01. Amendment of Definition of “Scheduled Maturity Date”. The definition of “Scheduled Maturity Date” in Section 1.01 of the Note Purchase Agreement is hereby amended by deleting the date “February 27, 2009” and substituting “April 28, 2009” in lieu thereof.
     SECTION 1.02. No Purchase Price Advances after January 20, 2009. A new Section 2.02(f) is hereby added to read as follows:
“(f) No Purchase Price Advances shall be made by the Lenders during the period from after 5:00 p.m. New York City time on January 20, 2009 through April 28, 2009; provided, that Purchase Price Advances shall be permitted if they are made within five (5) Business Days following a reduction of the Aggregate Note Balance, which was effected to cure any Minimum Asset Coverage Requirement deficiency in accordance with Section 2.25(d) following a mark-to- market valuation (an “MTM Cure”), and the aggregate amount of such Purchase Price Advances do not exceed the amount of the MTM Cure.”
ARTICLE II.
WAIVERS
     SECTION 2.01. Applicability of Section 2.16. The parties hereto do hereby agree that the requirements of Section 2.16 of the Note Purchase Agreement shall not apply to the amendment of the definition of “Scheduled Maturity Date” as set forth in Section 1.01 of this Amendment. Accordingly, the letter re: Notice of Extension of Scheduled Maturity Date Pursuant to Section 2.16 of the Note Purchase Agreement for Rendezvous Funding I, dated January 13, 2009, delivered by the Administrator on behalf of the Trust shall be of no force or effect. Unless otherwise waived or modified, the parties hereto agree that the requirements of Section 2.16 of the Note Purchase Agreement shall apply to any extension of the Scheduled Maturity Date to any date after April 28, 2009.
     SECTION 2.02. Suspension of “Eligible Private Credit Loan” Criterion. The parties hereto do hereby agree that the requirement set forth in clause (c) of the definition of “Eligible Private Credit Loan” in Section 1.01 of the Note Purchase Agreement that “such Student Loan has not been owned by the Trust for more than 364 days in total” shall not apply during the period from February 27, 2009 until 5:00 p.m. New York City time on April 28, 2009.
ARTICLE III.
MISCELLANEOUS
     SECTION 3.01. Fee. In consideration of entering into this Amendment, SLM Corporation shall pay in immediately available funds to the Administrative Agent, for the ratable

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benefit of each Facility Group in accordance with its Pro Rata Share, a one-time nonrefundable upfront fee in the amount equal to 0.40% of the Maximum Financing Amount as of the date hereof (the “Fee”), which shall be due and owing on the date hereof.
     SECTION 3.02. Representations. The Administrator (on behalf of the Trust) makes the following representations and warranties for the benefit of the Administrative Agent and the Secured Creditors as of the date of this Amendment: (i) each of the representations and warranties contained in the Note Purchase Agreement is true and correct and (ii) no Amortization Event, Termination Event, Servicer Default or, to the best of the Trust’s or the Administrator’s knowledge, Potential Termination Event has occurred and is continuing after giving effect to this Amendment.
     SECTION 3.03. Transaction Documents. On and after the Effective Date (as defined below), any reference to the Note Purchase Agreement in any Transaction Document shall be deemed to refer to the Note Purchase Agreement as amended by this Amendment and each of the parties hereto agrees that, for all purposes, this Amendment shall constitute a “Transaction Document” under and as defined in the Note Purchase Agreement.
     SECTION 3.04. No Course of Dealing. The Administrative Agent, the Conduit Lenders, the Alternate Lenders and the Managing Agents have entered into this Amendment on the express understanding with the Trust and the Administrator that in entering into this Amendment, the Administrative Agent, the Conduit Lenders, the Alternate Lenders and the Managing Agents are not establishing any course of dealing with the Trust or the Administrator. Other than as amended or modified by the terms of this Amendment, the Administrative Agent’s, the Conduit Lenders’, the Alternate Lenders’ and the Managing Agents’ rights to require strict performance with all other terms and conditions of the Note Purchase Agreement and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Administrative Agent, the Conduit Lenders, the Alternate Lenders and the Managing Agents shall be obligated in any manner to execute any further amendments or waivers in the future.
     SECTION 3.05. Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and are hereby ratified and confirmed.
     SECTION 3.06. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     SECTION 3.07. Execution in Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of

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an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     SECTION 3.08. Effective Date. This Amendment shall be automatically effective without further action by any party as of the date hereof (the “Effective Date”) upon: (a) the execution and delivery of this Amendment by all parties hereto, (b) the satisfaction of the Rating Agency Condition, (c) the payment in full of the Fee on the date hereof, (d) the execution and delivery by McKee Nelson LLP of “no adverse effect” letters, in form and substance satisfactory to the Administrative Agent, with respect to the opinion letters delivered by McKee Nelson LLP on the Closing Date relating to certain true-sale and substantive consolidation issues and (e) the receipt by the Administrative Agent of evidence that the FFELP Loan Facilities have been amended to extend the “Scheduled Maturity Date” thereunder to a date that is not earlier than April 28, 2009. Thereafter the Note Purchase Agreement shall be read to include the terms and waivers set forth herein. For the avoidance of doubt, in the event that any Conduit Lender, Alternate Lender or Managing Agent does not become party to this Amendment, the amendments and waivers set forth in this Amendment shall be of no force or effect.
     SECTION 3.09. Expense Provisions Apply. For the avoidance of doubt, Section 10.08 of the Note Purchase Agreement shall apply in respect of this Amendment.
     SECTION 3.10. Eligible Lender Trustee. Notwithstanding anything contained herein to the contrary, this Amendment has been signed by The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as Eligible Lender Trustee, and in no event shall The Bank of New York Mellon Trust Company, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust or the other parties to this Amendment or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE TRUST:

RENDEZVOUS FUNDING I

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION (formerly known as The Bank of New York Trust Company, N.A.), not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Amended and Restated Trust Agreement dated as of February 29, 2008 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By: ______________________________
Name: MICHAEL G. RUPPEL
Title: VICE PRESIDENT

THE ELIGIBLE LENDER TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION (formerly known as The Bank of New York Trust Company, N.A.), not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Amended and Restated Trust Agreement dated as of February 29, 2008 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By: ______________________________
Name: MICHAEL G. RUPPEL
Title: VICE PRESIDENT

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

THE ADMINISTRATOR:

SALLIE MAE, INC.

By: ______________________
Name: Eric Watson
Title: Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

THE ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By: [signature]
Name: Margaux L. Karagosian
Title: Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

BANK OF AMERICA FACILITY GROUP:

CONDUIT LENDERS:

KITTY HAWK FUNDING CORPORATION

By: ______________________________
Name: Philip A. Martone
Title: Vice President

YC SUSI TRUST

By: BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Trustee

By: ______________________________
Name:
Title:

MANAGING AGENT:

BANK OF AMERICA, N.A.

By: ______________________________
Name:
Title:

ALTERNATE LENDER:

BANK OF AMERICA, N.A.

By: ______________________________
Name:
Title:

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

BANK OF AMERICA FACILITY GROUP:

CONDUIT LENDERS:

KITTY HAWK FUNDING CORPORATION

By: ______________________________
Name:
Title:

YC SUSI TRUST

By: BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Trustee

By: ______________________________
Name: Margaux L. Karagosian
Title: Vice President

MANAGING AGENT:

BANK OF AMERICA, N.A.

By: ______________________________
Name: Margaux L. Karagosian
Title: Vice President

ALTERNATE LENDER:

BANK OF AMERICA, N.A.

By: ______________________________
Name: Margaux L. Karagosian
Title: Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

JPMORGAN FACILITY GROUP:

CONDUIT LENDERS:

CHARIOT FUNDING LLC

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By: ______________________
Name: Catherine V. Frank
Title: Executive Director

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By: ______________________
Name: Catherine V. Frank
Title: Executive Director

JS SILOED TRUST

By: JPMORGAN CHASE BANK, N.A., as Administrative Trustee

By: ______________________
Name: Catherine V. Frank
Title: Executive Director

PARK AVENUE RECEIVABLES COMPANY, LLC

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By: ______________________
Name: Catherine V. Frank
Title: Executive Director

MANAGING AGENT:

JPMORGAN CHASE BANK, N.A.

By: ______________________________
Name: Catherine V. Frank
Title: Executive Director

ALTERNATE LENDER:

JPMORGAN CHASE BANK, N.A.

By: ______________________________
Name: Catherine V. Frank
Title: Executive Director

BARCLAYS FACILITY GROUP:

COMMITTED CONDUIT LENDER:

SHEFFIELD RECEIVABLES CORPORATION

By: BARCLAYS BANK PLC, as attorney-in-fact

By: ______________________
Name: Janette Lieu
Title: Director

MANAGING AGENT:

BARCLAYS BANK PLC

By: ______________________
Name: Jeffrey Goldberg
Title: Associate Director

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

RBS GREENWICH FACILITY GROUP:

CONDUIT LENDER:

THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC.

By: [signature]
Name: Louise E. Colby
Title: Vice President

MANAGING AGENT:

THE ROYAL BANK OF SCOTLAND PLC

By: ______________________________
Name:
Title:

ALTERNATE LENDER:

THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH

By: GREENWICH CAPITAL MARKETS, INC., as agent

By: ______________________________
Name:
Title:

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

RBS GREENWICH FACILITY GROUP:

CONDUIT LENDER:

THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC.

By: ______________________________
Name:
Title:

MANAGING AGENT:

THE ROYAL BANK OF SCOTLAND PLC

By: ______________________________
Name:
Title: David Viney
Managing Director

ALTERNATE LENDER:

THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH

By: GREENWICH CAPITAL MARKETS, INC., as agent

By: ______________________________
Name:
Title:

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

RBS GREENWICH FACILITY GROUP:

CONDUIT LENDER:

THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC.

By: ______________________________
Name:
Title:

MANAGING AGENT:

THE ROYAL BANK OF SCOTLAND PLC

By: ______________________________
Name:
Title:

ALTERNATE LENDER:

THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH

By: [signature]
Name: Michael T. Fabiano
Title: Senior Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

DEUTSCHE BANK FACILITY GROUP:

CONDUIT LENDER:

GEMINI SECURITIZATION CORP., LLC

By: ______________________________
Name: R. Douglas Donaldson
Title: Treasurer

MANAGING AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

ALTERNATE LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

DEUTSCHE BANK FACILITY GROUP:

CONDUIT LENDER:

GEMINI SECURITIZATION CORP., LLC

By: ______________________________
Name:
Title:

MANAGING AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ______________________________
Name: SUMEET WADHERA
Title: DIRECTOR

By: ______________________________
Name: CHAWEY WU
Title: VICE PRESIDENT

ALTERNATE LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ______________________________
Name: SUMEET WADHERA
Title: DIRECTOR

By: ______________________________
Name: CHAWEY WU
Title: VICE PRESIDENT

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

CREDIT SUISSE FACILITY GROUP:

CONDUIT LENDER:

ALPINE SECURITIZATION CORPORATION

By: ______________________
Name: Mark Golombeck
Title: Attorney-In-Fact

By: ______________________
Name: Joe Soave
Title: Attorney-In-Fact

MANAGING AGENT:

CREDIT SUISSE, NEW YORK BRANCH

By: ______________________
Name: Mark Golombeck
Title: Director

By: ______________________
Name: Alex Smith
Title: Vice President

ALTERNATE LENDER:

CREDIT SUISSE, NEW YORK BRANCH

By: ______________________
Name: Mark Golombeck
Title: Director

By: ______________________
Name: Alex Smith
Title: Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

DZ BANK FACILITY GROUP:

CONDUIT LENDER:

AUTOBAHN FUNDING COMPANY LLC

By: ______________________
Name: Patrick E. Preece
Title: Senior Vice President

By: ______________________
Name: Cecil Smart Jr.
Title: Assistant Vice President

ALTERNATE LENDER:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN

By: ______________________
Name: Patrick E. Preece
Title: Senior Vice President

By: ______________________
Name: Cecil Smart Jr.
Title: Assistant Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

MANAGING AGENT:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN

By: ______________________________
Name:
Title:

By: ______________________________
Name: Cecil Smart Jr.
Title: Assistant Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)

Agreed and acknowledged
with respect to Section 3.01:

SLM CORPORATION

By: ______________________________
Name: Kenneth L. Fischbach
Title: Senior Vice President

Signature Page to
Amendment No. 1 to
Note Purchase Agreement
(Rendezvous Funding I)